Exhibit 10.1

EXCHANGE AGREEMENT

___________________ (the “Undersigned”), for itself and on behalf of the beneficial owners listed on Exhibit A hereto (“Accounts”) for whom the Undersigned holds contractual and investment authority (each Account, as well as the Undersigned if it is exchanging Existing Debentures (as defined below) hereunder, a “Holder”), enters into this Exchange Agreement (the “Agreement”) with School Specialty, Inc., a Wisconsin corporation (the “Company”) on July  ___, 2011 whereby the Holders will exchange (the “Exchange”) the Company’s 3.75% Convertible Subordinated Debentures due 2026 issued pursuant to the Indenture, dated as of November 22, 2006, between the Company and The Bank of New York Trust Company, N.A. (the “Existing Debentures”) for the Company’s 3.75% Convertible Subordinated Debentures due 2026 (the “New Debentures”) that will be issued pursuant to the Indenture, dated as of March 1, 2011 (the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (the “Trustee”) attached hereto as Exhibit B.

On and subject to the terms hereof, the parties hereto agree as follows:

Article I:  Exchange of the Existing Debentures for New Debentures

At the Closing (as defined herein), the Undersigned hereby agrees to cause the Holders to exchange and deliver to the Company the following Existing Debentures, and in exchange therefor the Company hereby agrees to issue to the Holders the principal amount of New Debentures described below:

Principal Amount of Existing Debentures to be Exchanged: $
(the “Exchanged Debentures”).

Original Principal Amount (before any accretion) of New Debentures to be Issued in the Exchange:

$
(the “Holders’ New Debentures”).

The closing of the Exchange (the “Closing”) shall occur on a date (the “Closing Date”) no later than three business days after the date of this Agreement, provided that the Closing (and the Closing Date) shall not occur unless and until an aggregate of at least $50,000,000 principal amount of Existing Debentures (including the Exchanged Debentures in this Exchange) are simultaneously exchanged for New Debentures on financial terms substantially the same as those set forth herein.  At the Closing, (a) each Holder shall deliver or cause to be delivered to the Company all right, title and interest in and to its Exchanged Debentures free and clear of any mortgage, lien, pledge, charge, security interest, encumbrance, title retention agreement, option, equity or other adverse claim thereto (collectively, “Liens”), together with any documents of conveyance or transfer that the Company may deem necessary or desirable to transfer to and confirm in the Company all right, title and interest in and to the Exchanged Debentures free and clear of any Liens, and (b) the Company shall deliver to each Holder the principal amount of Holders’ New Debentures specified on Exhibit A hereto (or, if there are no Accounts, the Company shall deliver to the Undersigned, as the sole Holder, the Holders’ New Debentures  specified above); provided, however, that the parties acknowledge that the delivery of the Holders’ New Debentures to the Holder may be delayed due to procedures and mechanics within the system of the Depository Trust Company and that such delay will not be a default under this Agreement so long as (i) the Company is using its best efforts to effect the issuance of one or more global debentures representing the New Debentures, (ii) such delay is no longer than three business days, and (iii) interest shall accrue on such New Debentures from the latest Interest Payment Date under the Indenture.  Simultaneously with or after the Closing, the Company may issue New Debentures to one or more other holders of outstanding Existing Debentures or to other investors, subject to the terms of the Indenture ..

Article II:  Covenants, Representations and Warranties of the Holders

Each Holder (and, where specified below, the Undersigned) hereby covenants (solely as to itself), as follows, and makes the following representations and warranties (solely as to itself), each of which is and shall be true and correct on the date hereof and at the Closing, to the Company, Lazard Frères & Co. LLC and Lazard Capital Markets LLC, and all such covenants, representations and warranties shall survive the Closing.

Section 2.1

Power and Authorization.  The Holder is duly organized, validly existing and in good standing, and has the power, authority and capacity to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the Exchange contemplated hereby.  If the Undersigned is executing this Agreement on behalf of Accounts, (a) the Undersigned has all requisite discretionary and contractual authority to enter into this Agreement on behalf of, and bind, each Account, and (b) Exhibit A hereto is a true, correct and complete list of (i) the name of each Account, (ii) the principal amount of such Account’s Exchanged Debentures, and (iii) the principal amount of Holders’ New Debentures to be issued to such Account in respect of its Exchanged Debentures.

Section 2.2

Valid and Enforceable Agreement; No Violations.  This Agreement has been duly executed and delivered by the Undersigned and the Holder and constitutes a legal, valid and binding obligation of the Undersigned and the Holder, enforceable against the Undersigned and the Holder in accordance with its terms, except that such enforcement may be subject to (a) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting or relating to enforcement of creditors’ rights generally, and (b) general principles of equity, whether such enforceability is considered in a proceeding at law or in equity (the “Enforceability Exceptions”).  This Agreement and consummation of the Exchange will not violate, conflict with or result in a breach of or default under (i) the Undersigned’s or the Holder’s organizational documents, (ii) any agreement or instrument to which the Undersigned or the Holder is a party or by which the Undersigned or the Holder or any of their respective assets are bound, or (iii) any laws, regulations or governmental or judicial decrees, injunctions or orders applicable to the Undersigned or the Holder.

Section 2.3

Title to the Exchanged Debentures.  The Holder is the sole legal and beneficial owner of the Exchanged Debentures set forth opposite its name on Exhibit A hereto (or, if there are no Accounts, the Undersigned is the sole legal and beneficial owner of all of the Exchanged Debentures).  The Holder has good, valid and marketable title to its Exchanged Debentures, free and clear of any Liens (other than pledges or security interests that the Holder may have created in favor of a prime broker under and in accordance with its prime brokerage agreement with such broker).  The Holder has not, in whole or in part, except as described in the preceding sentence, (a) assigned, transferred, hypothecated, pledged, exchanged or otherwise disposed of any of its Exchanged Debentures or its rights in its Exchanged Debentures, or (b) given any person or entity any transfer order, power of attorney or other authority of any nature whatsoever with respect to its Exchanged Debentures.  Upon the Holder’s delivery of its Exchanged Debentures to the Company pursuant to the Exchange, such Exchanged Debentures shall be free and clear of all Liens created by the Holder.  Upon the Closing, the Holder shall not be entitled to any interest on the Exchanged Debentures irrespective of whether such interest accrued before or after the Closing.

Section 2.4

Accredited Investor.  The Holder is either a “qualified institutional buyer” within the meaning of Rule 144A promulgated under the Securities Act of 1933, as amended (the “Securities Act”), or an “accredited investor” within the meaning of Rule 501 of Regulation D (“Regulation D”) promulgated under the Securities Act.

Section 2.5

No Affiliate Status.  The Holder is not, and has not been during the consecutive three month period preceding the date hereof, a director, officer or “affiliate” within the meaning of Rule 144 promulgated under the Securities Act (an “Affiliate”) of the Company.  To its knowledge, the Holder did not acquire any of the Exchanged Debentures, directly or indirectly, from an Affiliate of the Company.

Section 2.6

No Illegal Transactions.  Each of the Undersigned and the Holder has not, directly or indirectly, and no person acting on behalf of or pursuant to any understanding with it has, engaged in any transactions in the securities of the Company (including, without limitation, any Short Sales (as defined below) involving any of the Company’s securities) since the time that the Undersigned was first contacted by either the Company, Lazard Frères & Co. LLC or Lazard Capital Markets LLC or any other person regarding the Exchange, this Agreement or an investment in the New Debentures or the Company.  Each of the Undersigned and the Holder covenants that neither it nor any person acting on its behalf or pursuant to any understanding with it will engage, directly or indirectly, in any transactions in the securities of the Company (including Short Sales) prior to the time the transactions contemplated by this Agreement are publicly disclosed.  “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 of Regulation SHO promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps, derivatives and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker-dealers or foreign regulated brokers.  Solely for purposes of this Section 2.6, subject to the Undersigned’s and the Holder’s compliance with their respective obligations under the U.S. federal securities laws and the Undersigned’s and the Holder’s respective internal policies, (a) “Undersigned” and “Holder” shall not be deemed to include any employees, subsidiaries or affiliates of the Undersigned or the Holder that are effectively walled off by appropriate “Chinese Wall” information barriers approved by the Undersigned’s or the Holder's respective legal or compliance department (and thus have not been privy to any information concerning the Exchange) , and (b) the foregoing representations of this Section 2.6 shall not apply to any transaction by or on behalf of an Account that was effected without the advice or participation of, or such Account’s receipt of information regarding the Exchange provided by, the Undersigned.

Section 2.7

Adequate Information; No Reliance.  The Holder acknowledges and agrees that (a) the Holder has been furnished with all materials it considers relevant to making an investment decision to enter into the Exchange and has had the opportunity to review (i) the Company’s filings and submissions with the Securities and Exchange Commission (the “SEC”), including, without limitation, all information filed or furnished pursuant to the Exchange Act and (ii) a draft form of Current Report on Form 8-K (the “Anticipated Disclosure”) disclosing all material terms of the Exchange and certain other matters concerning the Company, the substance of which will be publicly issued or filed with the SEC in accordance with Section 3.6 below, (b) the Holder has had a full opportunity to ask questions of the Company concerning the Company, its business, operations, financial performance, financial condition and prospects, and the terms and conditions of the Exchange, (c) the Holder has had the opportunity to consult with its accounting, tax, financial and legal advisors to be able to evaluate the risks involved in the Exchange and to make an informed investment decision with respect to such Exchange and (d) the Holder is not relying, and has not relied, upon any statement, advice (whether accounting, tax, financial, legal or other), representation or warranty made by the Company or any of its affiliates or representatives including, without limitation, Lazard Frères & Co. LLC and Lazard Capital Markets LLC, except for (A) the publicly available filings and submissions made by the Company with the SEC under the Exchange Act, (B) the Anticipated Disclosure, and (C) the representations and warranties made by the Company in this Agreement.

Section 2.8

No Public Market.  The Holder understands that no public market exists for the New Debentures, and that there is no assurance that a public market will ever develop for the New Debentures.

Article III:  Covenants, Representations and Warranties of the Company

The Company hereby covenants as follows, and makes the following representations and warranties, each of which is and shall be true and correct on the date hereof and at the Closing, to the Holders, Lazard Frères & Co. LLC and Lazard Capital Markets LLC, and all such covenants, representations and warranties shall survive the Closing.

Section 3.1

Power and Authorization.  The Company is duly incorporated, validly existing and in good standing under the laws of its state of incorporation, and has the power, authority and capacity to execute and deliver this Agreement and the Indenture, to perform its obligations hereunder and thereunder, and to consummate the Exchange contemplated hereby.

Section 3.2

Valid and Enforceable Agreements; No Violations.  This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that such enforcement may be subject to the Enforceability Exceptions.  At the Closing, the Indenture will govern the terms of the New Debentures, and the Indenture will constitute a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that such enforcement may be subject to the Enforceability Exceptions.  This Agreement, the Indenture and consummation of the Exchange will not violate, conflict with or result in a breach of or default under (i) the charter, bylaws or other organizational documents of the Company, (ii) any agreement or instrument to which the Company is a party or by which the Company or any of its assets are bound, or (iii) any laws, regulations or governmental or judicial decrees, injunctions or orders applicable to the Company.

Section 3.3

Validity of the Holders’ New Debentures.  The Holders’ New Debentures have been duly authorized by the Company and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to the Holder pursuant to the Exchange against delivery of the Exchanged Debentures in accordance with the terms of this Agreement, the Holders’ New Debentures will be valid and binding obligations of the Company, enforceable in accordance with their terms, except that such enforcement may be subject to the Enforceability Exceptions, and the Holders’ New Debentures will not be subject to any preemptive, participation, rights of first refusal or other similar rights.  Assuming the accuracy of each Holder’s representations and warranties hereunder, the Holders’ New Debentures (a) will be issued in the Exchange exempt from the registration requirements of the Securities Act pursuant to Section 4(2) of the Securities Act, (b) will, at the Closing, be free of any restrictions on resale by such Holder pursuant to Rule 144 promulgated under the Securities Act, and (c) will be issued in compliance with all applicable state and federal laws concerning the issuance of the Holders’ New Debentures.

Section 3.4

Validity of Underlying Common Stock.  The Holders’ New Debentures will at the Closing be convertible into shares of Common Stock, par value $0.001 per share, of the Company (the “Conversion Shares”) in accordance with the terms of the Indenture.  The Conversion Shares have been duly authorized and reserved by the Company for issuance upon conversion of the Holders’ New Debentures and, when issued upon conversion of the Holders’ New Debentures in accordance with the terms of the Holders’ New Debentures and the Indenture, will be validly issued, fully paid and non-assessable, and the issuance of the Conversion Shares will not be subject to any preemptive, participation, rights of first refusal or other similar rights.

Section 3.5

Listing Approval.  At the Closing, the Conversion Shares shall be listed on the NASDAQ Stock Market.

Section 3.6

Disclosure.  On or before the first business day following the date of this Agreement, the Company shall issue a publicly available press release or file with the SEC a Current Report on Form 8-K disclosing all material terms of the Exchange and certain other matters concerning the Company (to the extent not previously publicly disclosed).

Article IV:  Miscellaneous

Section 4.1

Entire Agreement.  This Agreement and the documents and agreements herein referenced embody the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous oral or written agreements, representations, warranties, contracts, correspondence, conversations, memoranda and understandings between or among the parties or any of their agents, representatives or affiliates relative to such subject matter, including, without limitation, any term sheets, emails or draft documents.

Section 4.2

Construction.  References in the singular shall include the plural, and vice versa, unless the context otherwise requires.  References in the masculine shall include the feminine and neuter, and vice versa, unless the context otherwise requires.  Headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meanings of the provisions hereof.  Neither party, nor its respective counsel, shall be deemed the drafter of this Agreement for purposes of construing the provisions of this Agreement, and all language in all parts of this Agreement shall be construed in accordance with its fair meaning, and not strictly for or against either party.

Section 4.3

Governing Law.  This Agreement shall in all respects be construed in accordance with and governed by the substantive laws of the State of New York, without reference to its choice of law rules.

Section 4.4

Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.  Any counterpart or other signature hereon delivered by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Agreement and deemed for all purposes as constituting good and valid execution and delivery of this Agreement by such party.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first above written.

“UNDERSIGNED”: (in its capacities described in the first paragraph hereof) By: Name: Title:	“COMPANY”: SCHOOL SPECIALTY, INC. By: Name: Title:

Signature Page to Exchange Agreement for School Specialty, Inc.

3.75% Convertible Subordinated Debentures due 2026

EXHIBIT A
Exchanging Beneficial Owners

Name of Beneficial Owner	Principal Amount of Exchanged Debentures	Principal Amount of Holders’ New Debentures

EXHIBIT B
Indenture